Exhibit 10.2
AMENDMENT AGREEMENT

AMENDMENT AGREEMENT, dated as of March 4, 2010 (this “Agreement”), among REGENCY GAS SERVICES LP, a Delaware limited partnership (the “Borrower”), REGENCY ENERGY PARTNERS LP, a Delaware limited partnership (“Regency MLP”), the Subsidiary Guarantors party hereto (together with Regency MLP, the “Guarantors”), WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent, the lending institutions with a Commitment under the Fifth Amended and Restated Credit Agreement (as defined below) (the “Lenders”), WELLS FARGO SECURITIES LLC, BANC OF AMERICA SECURITIES LLC (“BAS”) and RBS SECURITIES INC. (“RBS”), as Joint Lead Arrangers and Joint Bookmanagers for the revolving facility under the Fifth Amended and Restated Credit Agreement, BANK OF AMERICA, N.A. and THE ROYAL BANK OF SCOTLAND PLC, as Co-Syndication Agents for the revolving facility under the Fifth Amended and Restated Credit Agreement, JPMORGAN CHASE BANK, N.A, UBS LOAN FINANCE LLC and CITIBANK, N.A., as senior managing agents, and MORGAN STANLEY SENIOR FUNDING INC. and BARCLAYS BANK PLC., as co-documentation agents.

W I T N E S S E T H:

WHEREAS, Borrower, the lending institutions from time to time party thereto as Lenders (the “Original Lenders”), UBS AG, Stamford Branch, as administrative agent and collateral agent for the Original Lenders, UBS Securities LLC, as arranger and bookmanager, UBS Loan Finance LLC, as swingline lender and certain other agents entered into that certain Credit Agreement, dated as of December 1, 2004 (the “Original Credit Agreement”), pursuant to which the Original Lenders made certain loans and other extensions of credit to Borrower;

WHEREAS, Borrower, the Lenders party thereto from time to time, UBS AG, Stamford Branch, as administrative agent and collateral agent, UBS Securities LLC, as arranger and bookmanager, UBS Loan Finance LLC, as swingline lender and certain other agents entered into the first amendment and restatement of the Original Agreement on July 26, 2005, the second amendment and restatement thereof on November 30, 2005 and the third amendment and restatement thereof on February 3, 2006;

WHEREAS, Borrower, the Lenders party thereto from time to time, Wachovia Bank, National Association, as administrative agent, collateral agent and swingline lender, UBS Securities LLC and Wachovia Capital Markets, as joint lead arrangers and joint bookmanagers for the tranche B-1 term loans, Wachovia Capital Markets, Citigroup Global Markets Inc. and UBS Securities LLC, as joint lead arrangers and joint bookmanagers for the revolving loans, UBS Loan Finance LLC, as syndication agent, Citigroup Global Markets Inc., as co-syndication agent for the revolving loans and certain other agents entered into the fourth amendment and restatement of the Original Agreement on August 15, 2006 (as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6, Amendment No. 7 and Amendment No. 8 (each as defined in Annex I hereto), the “Fourth Amended and Restated Credit Agreement”);

WHEREAS, the Secured Obligations (as defined in the Fourth Amended and Restated Credit Agreement, hereinafter the “Original Obligations”) of Borrower and the other Loan Parties under the Fourth Amended and Restated Credit Agreement and the other Loan Documents (as defined in the Fourth Amended and Restated Credit Agreement) are secured by certain collateral (hereinafter the “Continuing Collateral”) and are guaranteed or otherwise benefited by the Loan Documents;

WHEREAS, the parties hereto wish to, among other things, renew and amend and restate the Fourth Amended and Restated Credit Agreement in its entirety to effect the amendments described herein to create a new Tranche of Revolving Commitments (as defined in Annex I hereto) in the aggregate principal amount of $895,000,000;

WHEREAS, the Borrower has requested and certain Revolving Lenders (the “Extending Lenders”) have agreed to extend the maturity of all or a portion of their Revolving Commitments and Revolving Loans to the Tranche 2 Revolving Maturity Date, which commitments and loans shall be deemed to be Tranche 2 Revolving Commitments and Tranche 2 Revolving Loans, respectively, upon the Fifth ARCA Effective Date;

WHEREAS, the Borrower has requested and certain Extending Lenders have agreed to provide additional Tranche 2 Revolving Commitments (the “Additional Commitments”) under the Fifth Amended and Restated Credit Agreement;

WHEREAS, as of the Fifth ARCA Effective Date there were no Term Loans (as defined in the Fourth Amended and Restated Credit Agreement) outstanding; and

WHEREAS, the parties hereto intend that the loans under the Fourth Amended and Restated Credit Agreement outstanding as of the date hereof (including after giving effect to the exchange of Loans contemplated by this Agreement) shall be Loans under and as defined in the Fifth Amended and Restated Credit Agreement attached hereto as Annex I on the terms set forth therein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. Definitions.  Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Fifth Amended and Restated Credit Agreement shall have such meanings when used in this Agreement.

SECTION 2. Exchange of Loans and Commitments.

(a) Subject to and upon the terms and conditions herein and in the Fifth Amended and Restated Credit Agreement, each Lender with a Revolving Commitment and Revolving Loans (each as defined in the Fourth Amended and Restated Credit Agreement) who executes and delivers this Agreement as an “Extending Lender” severally agrees to exchange all or a portion of its Revolving Commitment and/or Revolving Loans, as applicable, under the Fourth Amended and Restated Credit Agreement in the amount specified as their “Existing Lender Extension Commitment” (for all Lenders, the “Existing Lender Extension Commitments”) on such Lender’s signature page hereto for a like principal amount of Tranche 2 Revolving Commitment and/or Tranche 2 Revolving Loans, as applicable, under the Fifth Amended and Restated Credit Agreement on the Fifth ARCA Effective Date (as set forth on such Lender’s signature page hereto).

(b) Subject to and upon the terms and conditions herein and in the Fifth Amended and Restated Credit Agreement, each Extending Lender who executes and delivers this Agreement severally agrees to provide an additional Tranche 2 Revolving Commitment and Tranche 2 Revolving Loans in the amount specified as their “Additional Commitment” (the “Additional Commitments” and, together with the Existing Lender Extension Commitments, the “Total Extension Commitments”) on such Lender’s signature page hereto, provided that no Additional Commitments may be made by any Extending Lender unless such Extending Lender’s Existing Lender Extension Commitment equals the full amount of such Extending Lender’s Revolving Commitment under the Fourth Amended and Restated Credit Agreement immediately prior to the Fifth ARCA Effective Date.

(c) Subject to and upon the terms and conditions herein and in the Fifth Amended and Restated Credit Agreement, each Extending Lender severally commits to its Tranche 2 Revolving Commitment on the Fifth ARCA Effective Date and severally agrees to make Tranche 2 Revolving Loans under the Fifth Amended and Restated Credit Agreement on or after the Fifth ARCA Effective Date (as set forth on such Lender’s signature page hereto);

(d) Borrower shall pay all accrued and unpaid Commitment Fees payable pursuant to Section 2.05 of the Fourth Amended and Restated Credit Agreement and interest on the Revolving Loans (if any) to the lenders with Revolving Commitments under the Fourth Amended and Restated Credit Agreement to, but not including, the Fifth ARCA Effective Date, such payment to be made on such date and any breakage loss or expense under Section 2.13 of the Fourth Amended and Restated Credit Agreement.  Borrower shall pay all fees accrued under Section 2.05(c) of the Fourth Amended and Restated Credit Agreement prior to the Fifth ARCA Effective Date which shall be payable to the Administrative Agent for distribution among the Lenders as provided in Section 2.05(c) of the Fourth Amended and Restated Credit Agreement.  The Fifth ARCA Effective Date shall be deemed the first day of a new Interest Period under the Fifth Amended and Restated Credit Agreement with respect to the Revolving Loans made on the Fifth ARCA Effective Date.

(e) For avoidance of doubt, holders of Revolving Loans under the Fifth Amended and Restated Credit Agreement shall be entitled to the same guarantees and security interests pursuant to the Loan Documents from and after the Fifth ARCA Effective Date as the holders of Revolving Loans under the Fourth Amended and Restated Credit Agreement had been entitled immediately prior to the Fifth ARCA Effective Date.  The Continuing Collateral and the Loan Documents shall continue to secure, guarantee, support and otherwise benefit the Original Obligations as well as the other Secured Obligations of Borrower and the other Loan Parties under the Fifth Amended and Restated Credit Agreement and the other Loan Documents.

SECTION 3. Amendment and Restatement of Fourth Amended and Restated Credit Agreement.

On the Fifth ARCA Effective Date, the Fourth Amended and Restated Credit Agreement shall be, and is hereby, amended and restated in its entirety as set forth in Annex I hereto (as set forth in such Annex I, the “Fifth Amended and Restated Credit Agreement”), and as so amended and restated is hereby ratified, approved and confirmed in each and every respect by all parties hereto.  The rights and obligations of the parties to the Fourth Amended and Restated Credit Agreement with respect to the period prior to the Fifth ARCA Effective Date shall not be affected by such amendment and restatement.

SECTION 4. Authorization to Release Portions of Mortgaged Property.

In connection with the Mortgage Amendments required under Section 5(f), the Collateral Agent is authorized hereby to release that portion of Mortgaged Property containing Buildings (as defined in the applicable Flood Insurance Regulation) or Manufactured (Mobile) Homes (as defined in the applicable Flood Insurance Regulation).  The Borrower hereby represents and warrants that the value of such Buildings or Manufactured (Mobile) Homes is not material.

SECTION 5. Conditions Precedent to the Effectiveness of this Amendment.

This Agreement shall become effective as of the date first written above upon (the “Fifth ARCA Effective Date”), and the obligations of the Lenders under the Fifth Amended and Restated Credit Agreement shall be subject to, the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 5 hereof.

(a) Executed Counterparts.  The Administrative Agent shall have received this Agreement, duly executed by (A) the Required Lenders and (B) each of the other parties hereto.

(b) Extension Commitments.  A minimum of $750,000,000 aggregate principal amount of Total Extension Commitments shall have been provided by Extending Lenders executing counterparts of this Agreement pursuant to the provisions of this Agreement.

(c) Officers’ Certificate.  Administrative Agent shall have received a certificate, dated the Fifth ARCA Effective Date and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions precedent set forth in this Section 5 (to the extent satisfaction thereof is not subject to the discretion of a Secured Party) and Sections 4.02(b) and (c) of the Fifth Amended and Restated Credit Agreement.

(d) Financial Statements; Pro Forma Balance Sheet; Projections.  The Arrangers shall have received and shall be reasonably satisfied with the form and substance of the audited financial statements for the fiscal year ended December 31, 2009 and the forecasts of the financial performance of Regency MLP and its Subsidiaries, pro forma for the Transactions on an annual basis through the Final Maturity Date (as defined in Annex I hereto).

(e) Opinions of Counsel.  The Administrative Agent shall have received (i) a legal opinion, in form and substance reasonably satisfactory to the Administrative Agent, from Locke Lord Bissell & Liddell LLP, counsel to Borrower and (ii) such other opinions of counsel to Borrower as may be reasonably requested by the Administrative Agent or its counsel.

(f) Real Property Collateral.  The Collateral Agent shall have received:

(i) with respect to each Mortgaged Property encumbered by a Mortgage under the Fourth Amended and Restated Credit Agreement:

(1) an amendment thereof (each a “Mortgage Amendment”) duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where each such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Collateral Agent; and

(2) with respect to each Mortgage Amendment, opinions of local counsel to the Loan Parties, which opinions (x) shall be addressed to each Agent and each of the Lenders and be dated the Fifth ARCA Effective Date, (y) shall cover the enforceability of the respective Mortgage as amended by the Mortgage Amendment and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request and (z) shall be in form and substance reasonably satisfactory to the Agents.

(ii) with respect to each Mortgaged Property not encumbered by a Mortgage under the Fourth Amended and Restated Credit Agreement:

(1) a Mortgage encumbering each Mortgaged Property in favor of the Collateral Agent, for the benefit of the Secured Parties, duly executed and acknowledged by each Loan Party that is the owner of or holder of any interest in such Mortgaged Property, and otherwise in form for recording in the recording office of each applicable political subdivision where each such Mortgaged Property is situated, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof to create a lien under applicable Requirements of Law, and such financing statements and any other instruments necessary to grant a mortgage lien under the laws of any applicable jurisdiction, all of which shall be in form and substance reasonably satisfactory to Collateral Agent; and

(2) with respect to each Mortgaged Property, such consents, approvals, amendments, supplements, estoppels, tenant subordination agreements or other instruments as necessary to consummate the Transactions or as shall reasonably be deemed necessary by the Collateral Agent in order for the owner or holder of the fee or leasehold interest constituting such Mortgaged Property to grant the Lien contemplated by the Mortgage with respect to such Mortgaged Property;

(iii) evidence reasonably acceptable to the Collateral Agent of payment by Borrower of all search and examination charges, escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgages and Mortgage Amendments referred to above; and

(iv) with respect to each Mortgaged Property, each Company shall have made all notifications, registrations and filings, to the extent required by, and in accordance with, all Governmental Real Property Disclosure Requirements applicable to such Mortgaged Property.

(g) Flood Certificate.  The Administrative Agent shall have received a certificate, dated the Fifth ARCA Effective Date and signed by a Responsible Officer of the Borrower, confirming that, as of the Fifth ARCA Effective Date and after giving effect to the execution and delivery of the Mortgage Amendments contemplated by Section 5(f), (i) no Buildings or Manufactured (Mobile) Homes on the Mortgaged Property are encumbered by a Mortgage and (ii) that none of the Mortgaged Property is (a) located in a special flood hazard area and (b) required to be covered by mandatory flood insurance in accordance with the requirements of the Flood Insurance Regulations.

(h) Representations and Warranties.  On the Fifth ARCA Effective Date, the representations and warranties made by Borrower, as they relate to the Loan Parties at such time, or the Loan Parties in Section 7 and 15 hereof shall be true and correct in all material respects.

(i) No Default.  No Default has occurred and is continuing or would result from the Transactions, including compliance with the covenants set forth in Section 6.10 of the Fifth Amended and Restated Credit Agreement (for avoidance of doubt, Regency MLP’s Senior Secured Leverage Ratio on December 31, 2009 shall not exceed 4.0 to 1.0).

(j) Fees.  The Administrative Agent shall have received (i) fees for the account of each Lender in the amounts set forth in the presentation, “Regency Energy Partners Bank Group Meeting February 1-3, 2010”, distributed to the Lenders on February 2, 2010, with respect to the amount indicated in writing by such Lender on their signature page hereto as its Additional Commitment required to be paid on the Fifth ARCA Effective Date (such amount the “Pre-Allocated Commitment Amount”) to each Lender offering a Pre-Allocated Commitment Amount, (ii) fees for the account of each Lender equal to 100 basis points with respect to each Existing Lender Extension Commitment (which fee shall be calculated based on the difference between such Lender’s Total Extension Commitment less its Pre-Allocated Commitment Amount (which amount shall be deemed to be zero in the case of a negative difference)) payable to each Lender extending their commitment in connection with the Proposed Amendment, (iii) all fees under Section 2 hereof and (iv) all fees and expenses (including the reasonable fees, disbursements and other charges of Cahill Gordon & Reindel llp, counsel for the Administrative Agent) for which invoices have been presented on or prior to the Fifth ARCA Effective Date.  Lenders who purchase by assignment any Assigned Interests (as defined in the Master Assignment and Acceptance (as defined below)) shall be entitled to the fees set forth herein with respect to such Assigned Interests.

SECTION 6. Post-Closing Obligations.

(a) Personal Property Requirements.  Within 30 days of the date hereof, the Collateral Agent shall have received the certified results of a recent bankruptcy, tax and judgment lien search in each relevant jurisdiction with respect to Regency MLP, Borrower and the other Loan Parties, and such search shall reveal no liens on any of the assets of any of them, except for liens permitted by the Fifth Amended and Restated Credit Agreement or liens to be discharged on or prior to the Fifth ARCA Effective Date pursuant to documentation satisfactory to the Administrative Agent.

SECTION 7. Representations and Warranties.

On and as of the Fifth ARCA Effective Date, after giving effect to this Agreement, Borrower and each Guarantor hereby represent and warrant to the Administrative Agent and each Lender as follows:

(a) this Agreement has been duly authorized, executed and delivered by Borrower and each Guarantor and constitutes the legal, valid and binding obligations of Borrower and each Guarantor enforceable against Borrower and each Guarantor in accordance with its terms and the terms of the Fifth Amended and Restated Credit Agreement and constitutes the legal, valid and binding obligation of Borrower and each Guarantor enforceable against Borrower and each Guarantor in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally;

(b) after giving effect to this Agreement, neither the modification of the Fourth Amended and Restated Credit Agreement effected pursuant to this Agreement nor the execution, delivery, performance or effectiveness of this Agreement and the Fifth Amended and Restated Credit Agreement:

(i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Secured Obligations, whether heretofore or hereafter incurred; or

(ii) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens other than the actions required by Section 6 of this Agreement.

SECTION 8. No Other Amendments; References to the Credit Agreement.

Other than as specifically provided herein or in the Fifth Amended and Restated Credit Agreement, this Agreement shall not operate as a waiver or amendment of any right, power or privilege of the Lenders under (and as defined in) the Fourth Amended and Restated Credit Agreement or any other Loan Document (as such term is defined in the Fourth Amended and Restated Credit Agreement) or of any other term or condition of the Fourth Amended and Restated Credit Agreement or any other Loan

Document (as such term is defined in the Fourth Amended and Restated Credit Agreement) nor shall the entering into of this Agreement preclude the Lenders from refusing to enter into any further waivers or amendments with respect to the Fifth Amended and Restated Credit Agreement.  All references to the Fourth Amended and Restated Credit Agreement in any document, instrument, agreement, or writing that is a Loan Document shall from and after the Fifth ARCA Effective Date be deemed to refer to the Fifth Amended and Restated Credit Agreement, and, as used in the Fifth Amended and Restated Credit Agreement, the terms “Agreement,” “herein,” “hereafter,” “hereunder,” “hereto” and words of similar import shall mean, from and after the Fifth ARCA Effective Date, the Fifth Amended and Restated Credit Agreement.

SECTION 9. Headings.

The various headings of this Agreement used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 10. Execution in Counterparts.

This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), including by facsimile or Adobe .pdf file, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

SECTION 11. Expenses.

Borrower agrees to pay promptly (and in any event on the Fifth ARCA Effective Date) after presentation of an invoice therefor all reasonable out-of-pocket expenses of the Agents (including the reasonable fees and out-of-pocket expenses of one counsel to the Agents (and of local counsel, if any, who may be retained by such counsel)) in connection with the preparation, negotiation, execution and delivery of this Agreement, the Fifth Amended and Restated Credit Agreement, each other Loan Document and the documents and transactions contemplated hereby, including the reasonable fees and disbursements of Cahill Gordon & Reindel llp, counsel for the Administrative Agent.

SECTION 12. Cross-References.

References in this Agreement to any Section are, unless otherwise specified or otherwise required by the context, to such Section of this Agreement.

SECTION 13. Cooperation; Other Documents.

At all times following the execution of this Agreement, the parties hereto shall execute and deliver to the Lenders and the Agents, or shall cause to be executed and delivered to the Lenders and the Agents, and shall do or cause to be done all such other acts and things as the Lenders and the Agents may reasonably deem to be necessary or desirable to assure the Lenders and the Agents of the benefit of this Agreement (including the Fifth Amended and Restated Credit Agreement), the other Loan Documents and each other document relating to this Agreement.

SECTION 14. Governing Law.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO

CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION.

SECTION 15. Loan Party Acknowledgments.

(a) Each (i) Guarantor hereby expressly acknowledges the terms of the Fifth Amended and Restated Credit Agreement, (ii) Loan Party hereby ratifies and affirms its obligations under the Loan Documents (including guarantees and security documents) executed by the undersigned, (iii) Loan Party hereby acknowledges renews and extends its continued liability under all such Loan Documents to which it is party and agrees such Loan Documents remain in full force and effect and (iv) Loan Party agrees that the Security Documents secure all obligations of Borrower and the Guarantors under the Fifth Amended and Restated Credit Agreement.

(b) Each Guarantor hereby reaffirms, as of the Fifth ARCA Effective Date, (i) the covenants and agreements applicable to it contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements applicable to it under the Loan Documents as in effect immediately after giving effect to this Agreement and the transactions contemplated hereby and thereby, and (ii) its guarantee of payment of the Secured Obligations pursuant to the Guarantee and its grant of Liens on the Collateral to secure the Secured Obligations under the Security Documents.

(c) Each Loan Party hereby certifies that, as of the date hereof (both before and after giving effect to the occurrence of the Fifth ARCA Effective Date and the effectiveness of the Fifth Amended and Restated Credit Agreement), the representations and warranties made by it contained in the Loan Documents to which it is a party are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent any such representation or warranty refers or pertains solely to a date prior to the date hereof (in which case such representation and warranty was true and correct in all material respects as of such earlier date).

(d) Each Loan Party further confirms that each Loan Document to which it is a party is and shall continue to be in full force and effect and the same are hereby ratified and confirmed in all respects.

(e) Each Loan Party hereby acknowledges and agrees that the acceptance by the Administrative Agent, each Lender and each other Agent of this document shall not be construed in any manner to establish any course of dealing on any Agent’s or Lender’s part, including the providing of any notice or the requesting of any acknowledgment not otherwise expressly provided for in any Loan Document with respect to any future amendment, waiver, supplement or other modification to any Loan Document or any arrangement contemplated by any Loan Document.

SECTION 16. Loan Document.

For the avoidance of doubt, this Amendment Agreement is a Loan Document as defined in the Fifth Amended and Restated Credit Agreement.

SECTION 17. Master Assignment and Acceptance.

The Master Assignment and Acceptance, dated as of the date hereof (the “Master Assignment and Acceptance”), shall be in the form attached as Annex II hereto and the provisions thereof relating to fees to be paid by the Borrower shall be deemed incorporated herein.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

REGENCY GAS SERVICES LP
By: Regency OLP GP LLC, its General Partner

By:	/s/ Stephen L. Arata
Stephen L. Arata
Vice President

REGENCY ENERGY PARTNERS LP
By: Regency GP LP, its General Partner
By: Regency GP LLC, its General Partner

By:	/s/ Stephen L. Arata
Stephen L. Arata
Executive Vice President and Chief Financial Officer

REGENCY FIELD SERVICES LLC
REGENCY LIQUIDS PIPELINE LLC
REGENCY GAS MARKETING LLC
REGENCY GAS UTILITY LLC
CDM RESOURCE MANAGEMENT LLC
WGP-KHC, LLC
By:	FrontStreet Hugoton LLC, its sole member
FRONTSTREET HUGOTON LLC
REGENCY HAYNESVILLE INTRASTATE GAS LLC

By:	Regency Gas Services LP, its sole member
By:	Regency OLP GP LLC,
its general partner

By:	/s/ Stephen L. Arata
Stephen L. Arata
Vice President

GULF STATES TRANSMISSION CORPORATION
PUEBLO MIDSTREAM GAS CORPORATION PUEBLO HOLDINGS, INC.

By:	/s/ Stephen L. Arata
Stephen L. Arata
Vice President

PALAFOX JOINT VENTURE

By:	Regency Field Services LLC, its venturer
By:	Regency Gas Services LP, its sole member
By:	Regency OLP GP LLC, its general partner

By:	/s/ Stephen L. Arata
Stephen L. Arata
Vice President

By: Regency Gas Services LP, its venturer
By:	Regency OLP GP LLC,
its general partner

By:	/s/ Stephen L. Arata
Stephen L. Arata
Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as Issuing Bank, Swingline Lender, Administrative Agent and Collateral Agent By: _________________________________ Name: Title:

By executing this signature page:

(i) as an existing Revolving Lender that is an Extending Lender, the undersigned institution agrees (A) to the terms of the Amendment Agreement and the Fifth Amended and Restated Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment Agreement and the Fifth Amended and Restated Credit Agreement, to extend and reclassify its Revolving Commitments and/or Loans, as applicable, into Tranche 2 Revolving Commitments and/or Loans, as applicable, in the amount reflected as Existing Lender Extension Commitment and (C) to provide Additional Commitments for Tranche 2 Revolving Loans in the amount reflected as Additional Commitments, if any, provided that no Additional Commitments may be made by an Extending Lender unless such Extending Lender’s Extension Commitment equals the full amount of such Extending Lender’s Revolving Commitment under the Fourth Amended and Restated Credit Agreement, and

(ii) as an existing Revolving Lender that is not an Extending Lender (any such Lender, a “Non-Extending Lender”), the undersigned institution agrees to the terms of the Amendment Agreement and the Fifth Amended and Restated Credit Agreement, but not to extend and reclassify its Revolving Loans and/or Commitments, as applicable, into Tranche 2 Revolving Loans and/or Commitments, as applicable, or add additional Tranche 2 Revolving Loans.

Name of Lender:____________________________________________________________________

	Existing Amount	Extended Amount
Existing Lender Extension Commitment	_______________	_______________

Additional Commitment Amount
Additional Commitment	_______________

Executing as an Extending Lender:
     by
          ___________________________________
              Name:
              Title:

For any Institution requiring a second signature line:
     by
          ___________________________________
              Name:
              Title:

	Existing Amount	Extended Amount
Existing Lender Extension Commitment	_______________	_______________

Additional Commitment Amount
Additional Commitment	_______________

Executing as a Non-Extending Lender:
     by
          ___________________________________
              Name:
              Title:

For any Institution requiring a second signature line:
     by
          ___________________________________
              Name:
              Title: